THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.

Supplement dated December 30, 2003
to the Prospectus dated April 30, 2003


The Board of Directors of The Municipal Fund Accumulation Program, Inc. (the "Program") has approved an Agreement and Plan of Reorganization
(the "Agreement and Plan") providing for the acquisition by the National Portfolio (the "National Portfolio") of Merrill Lynch Municipal Bond Fund, Inc. of substantially all of the assets and the assumption of substantially all of the liabilities of the Program in exchange for newly-issued shares of Class I common stock of the National Portfolio (the "Reorganization"). After the completion of the Reorganization, the Program will be deregistered as an investment company under the Investment Company Act of 1940, as amended, and dissolved under Maryland law.

The investment objectives of the National Portfolio and the Program are substantially similar. Each fund seeks to provide stockholders with income exempt from Federal income taxes.

The Agreement and Plan provides that, if the Reorganization takes place, stockholders of the Program will be entitled to receive shares of Class I common stock of the National Portfolio that have the same net asset value as the shares of the Program held immediately prior to the Reorganization.

A special meeting of stockholders of the Program to consider approval or disapproval of the Agreement and Plan has been called for March 8, 2004. The record date for determining the stockholders of the Fund entitled to receive notice of and to vote at the meeting is January 9, 2004. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place in the first half of 2004.